UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 23, 2006

                    Puradyn Filter Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-29192                                14-1708544
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         (Commission File Number)              (IRS Employer Identification No.)

2017 High Ridge Road, Boynton Beach, Florida               33426
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 547-9499
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02       Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers

ITEM 7.01       Regulation FD Disclosure

         On October 23, 2006, Richard C. Ford stepped down as Chief Executive Officer of Puradyn Filter Technologies, Inc. Mr. Ford will remain as a member of the Board as Vice-Chairman.

         On October 23, 2006, the Board of Directors appointed Chairman Joseph
V. Vittoria to succeed Mr. Ford as Chief Executive Officer. Mr. Vittoria will hold both offices of Chairman and Chief Executive Officer. Information concerning Mr. Vittoria's background and related party transactions has previously been reported and no changes have resulted from his appointment as Chief Executive Officer

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

       (d)      Exhibits

                99.1 Press release of the Company dated October 25, 2006 announcing the departure of Richard C. Ford as Chief Executive Officer and the appointment of Chairman Joseph V. Vittoria to the offices of Chairman and Chief Executive Officer.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PURADYN FILTER TECHNOLOGIES INCORPORATED

                                 By: /s/ Joseph V. Vittoria
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                                     Joseph V. Vittoria,
                                     Chairman and Chief Executive Officer

DATED:  October 25, 2006

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